Fair Value	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair Value
13.	FAIR VALUE
Measured on a recurring basis
The Group measures its financial assets and liabilities including cash and cash equivalents and fair value option investment at fair value on a recurring basis as of December 31, 2023 and 2024. Cash and cash equivalents are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. For fair value option investments that use NAV practical expedient to measure fair value, it is not categorized in the fair value hierarchy per ASC 820.
As of December 31, 2023 and 2024, information about inputs for the fair value measurements of the Group’s assets that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

	Fair Value Measured as of December 31,
Description	2024	Quoted Prices in Active Market for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	RMB	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	4,122,659	4,122,659	—	—

Total	4,122,659	4,122,659	—	—

	Fair Value Measured as of December 31,
Description	2023	Quoted Prices in Active Market for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	RMB	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	5,620,466	5,620,466	—	—

Total	5,620,466	5,620,466	—	—

Disclosed on a recurring basis
The fair value of the Notes was determined based on inputs that are observable in the market or that could be derived from, or corroborated with, observable market data, including the trading price of the Company’s convertible notes, when available, the Company’s stock price and interest rates based on similar debt issued by parties with credit ratings similar to the Company (Level 2). As of December 31, 2023 and 2024, the fair value of the Notes was RMB19,854 and RMB20,466, respectively.
As of December 31, 2023 and 2024, the fair value of the short-term deposits and long-term deposits was RMB5,248,881 and RMB5,433,966, respectively, and the interest rates were determined based on the prevailing interest rates in the market (Level 2).
Interest rates under the short-term and long-term borrowing agreements with the lending parties were determined based on the prevailing interest rates in the market (Level 2). The carrying value of the short-term and long-term borrowing approximates to fair value.

Measured on nonrecurring basis
The Group measures its equity method investments at fair value on a nonrecurring basis whenever events or changes in circumstances indicate that the carrying value of the investment exceeds its fair value and this condition is determined to be other-than-temporary. During the years ended December 31, 2023 and 2024, the Group did not record any impairment loss for equity method investments.
For equity securities without readily determinable fair value for which the Group elected to use the measurement alternative, the investment is measured at fair value on a nonrecurring basis whenever there is an impairment or any changes resulting from observable price changes in an orderly transaction for an identical or a similar investment of the same issuer. During the years ended December 31, 2023 and 2024, the Group performed an impairment test on its equity securities without readily determinable fair value investees and recorded an impairment loss of RMB31,250 and RMB62,625, respectively.
In determining the equity method investments and equity securities without readily determinable fair value over which the Group identified impairment indicators, income approach was used, which requires management to use unobservable inputs (level 3) such as the management projection of discounted future cash flow and the discount rate.